WARRANTS	12 Months Ended
Dec. 31, 2023
Warrants
WARRANTS

NOTE 11 – WARRANTS

On April 4, 2023, the Company issued warrants to GK Partners ApS to purchase up to 5,000,000 shares of common stock. The warrants were issued as an incentive to provide future financing to the Company. The Warrants are exercisable for shares of the Company’s common stock at a price of $0.50 per share and expire on December 31, 2024. Using the Black-Scholes option pricing model, the fair value for the warrants was calculated to be $1,582,072.

The assumptions used to determine the fair value of the Warrants as follows:

Expected life (years)	1.75
Risk-free interest rate	3.84%
Expected volatility	132.96%
Dividend yield	0%

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contract Term	Intrinsic Value
Outstanding, December 31, 2022	—	—	—	-
Issued	5,000,000	$0.50	1.75	-
Cancelled	—	$—	—	-
Exercised	—	$—	—	-
Outstanding, December 31, 2023	5,000,000	$0.50	1.25	$—